Exhibit 10.26.1

AMENDMENT NO. 1

TO THE

SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT

BETWEEN

FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 1 (“Amendment”), effective as of August 10, 2010 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and TeleNav, Inc. (“Supplier” or “TeleNav”), a Delaware corporation with its principal office at 1130 Kifer Road, Sunnyvale, CA 94086, on behalf of itself and the TeleNav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

In consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	Change Order No. 1, attached hereto and incorporated by reference herein, is hereby added to the Agreement.

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY	TELENAV, INC.

/s/ Jason Rodriguez	/s/ Douglas S. Miller
Signature	Signature

/s/ Jason Rodriguez	Douglas S. Miller
Print Name	Print Name

Buyer – Global Purchasing	CFO
Title	Title

8/24/10	10/11/10
Date:	Date:

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Change Order No. 1

Update to SYNC Generation 2 Navigation Application (Wolverine)

1.	Scope

This Change Order No. 1 describes additional work associated with the substantial changes made to the Specifications which have resulted in the [*****] of the Specifications.

Reference Documents:

N/A

2.	Project Definition

The following is a description of the work done in association with this Change Order No. 1.

2.1	“Dummy HMI” Development

Due to the [*****] of [*****] to support TeleNav’s [*****], TeleNav was required to develop our own HMI framework which has been referred to as “Dummy HMI.” This work drove [*****] including:

•	Architecture design of Dummy HMI framework

•	Design of Dummy HMI Look & Feel

•	Development of Dummy HMI code

•	Additional testing & QA work to diagnose inconsistencies between Dummy HMI & Real HMI once Real HMI was made available

2.2	Project Duration Change

Due to the [*****] of a [*****], TeleNav has been required to keep [*****] in the project [*****] and required the [*****] to manage [*****] that could [*****]. This includes:

•	Development resources engaged [*****]

•	QA resources involved in the project [*****]

•	QA resources added to manage resource peak [*****]

3.	Assumptions: N/A

4.	Deliverables

The Developed Software to be provided under this Change Order No. 1 shall be as follows:

1)	Compiled Navigation Plug-in, [*****]

2)	Dummy HMI executable, [*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.	Total Cost (North America Baseline Only):

Non-Recurring Engineering (NRE) development fee for completion of software development work as described in the original Statement of Work (North America Baseline) as well as this Change Order No. 1:

[*****]	$ [*****]	[*****]
[*****]	$ [*****]	[*****]

[*****]:	$ [*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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